Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Magnum Hunter Resources Corporation (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary C. Evans, chairman and chief executive officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date:    November 7, 2014

/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

In connection with the Quarterly Report of Magnum Hunter Resources Corporation (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph C. Daches, chief financial officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date:    November 7, 2014

/s/ Joseph C. Daches
Joseph C. Daches,
Chief Financial Officer